                                                                        10/20/03


                                                                    EXHIBIT 10.9


                                   INDUSTRIAL
                                 LEASE AGREEMENT


         THIS LEASE is executed this _____ day of _____________, 2000, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and ASSET ACCEPTANCE CORP., a Michigan corporation ("Tenant").

                                   WITNESSETH:

                          ARTICLE 1 - LEASE OF PREMISES

         Section 1.01.  Basic Lease Provisions and Definitions.

A. Leased Premises (shown outlined on Exhibit A attached hereto): 563 Lake Kathy Drive, Brandon, Florida 33610 (the "Building"); located in Regency Corporate Park (the "Park");

B.       Rentable Area:  approximately 10,000 square feet

         The rentable square footage of the Leased Premises shall be subject to final measurement based on the 1996 ANSI Standard Method of Measurements adopted by BOMA. Landlord's determination of Rentable Area using BOMA guidelines shall be deemed correct for all purposes hereunder.

C.       Tenant's Proportionate Share:  17.2%;

D.       Minimum Annual Rent:

                  Year 1           $  86,250.00 per year (nine months of rental)
                  Year 2           $118,450.00 per year
                  Year 3           $122,000.00 per year
                  Year 4           $125,700.00 per year
                  Year 5           $129,400.00 per year
                  Year 6           $133,300.00 per year

         (Rent does not include applicable Florida State Sales Tax or Additional
         Rent)

E.       Monthly Rental Installments:

            Months 01 -- 03           Abatement of Monthly Rental Installments
            Months 04 -- 12           $ 9,583.33 per month
            Months 13 -- 24           $ 9,870.83 per month
            Months 25 -- 36           $10,166.66 per month
            Months 37 -- 48           $10,475.00 per month
            Months 49 -- 60           $10,783.33 per month
            Months 61 -- 72           $11,108.33 per month

         (Rent does not include applicable Florida State Sales Tax or Additional
         Rent)

F.       Intentionally deleted;

G.       Lease Term:  Six (6) years and zero (0) months;

H.       Commencement Date:  December 15, 2000;

I.       Security Deposit:  $11,858.14;

J.       Guarantor(s):  AAC Holding Corp.;

K.       Broker(s): Carter & Associates, LLC, LC d/b/a Carter L.C. representing
         Tenant;

L.       Permitted Use:  General office, warehousing and related purposes;

M.       Address for notices:

         Landlord:                  Duke-Weeks Realty Limited Partnership
                                    10150 Highland Manor Drive, Suite 150
                                    Tampa, FL 33610

         With a copy to:            Duke-Weeks Realty Limited Partnership
                                    4497 Park Drive
                                    Norcross, Georgia 30093
                                    Attn:  Legal Department

         Tenant:                    Asset Acceptance Corp.
                                    6985 Miller Road
                                    Warren, MI 48092
                                    (800) 505-5166
                                    Attn:  Mark Redman, VP - Finance

         Address for rental and other payments:

                                    Duke-Weeks Realty Limited Partnership
                                    P.O. Box 945703
                                    Atlanta, Georgia 30394-5703

         Exhibits attached hereto:

         Exhibit "A":      Site plan of Leased Premises
         Exhibit "B":      Tenant Improvements
         Exhibit "C":      Letter of Understanding
         Exhibit "D":      Special Stipulations

         Section 1.02. Leased Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord, under the terms and conditions herein, the Leased Premises.

                         ARTICLE 2 - TERM AND POSSESSION

         Section 2.01. Term. The term of this Lease ("Lease Term") shall be for the period of time and shall commence on the Commencement Date described in the Basic Lease Provisions. If Landlord, for any reason whatsoever, cannot deliver possession of the Leased Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the Commencement Date and the time when Landlord can deliver possession. If delay is longer than three (3) months, Landlord will provide Tenant such space (not exceeding in area the Leased Premises) as Landlord may have available, until the Leased Premises can be completed, at no charge to Tenant. The term of this Lease shall be extended by such delay. Upon delivery of possession of the Leased Premises to Tenant, Tenant shall execute Landlord's Letter of Understanding form, attached hereto as Exhibit "C", acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises and that the condition of the Leased Premises and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects.

         Section 2.02. Construction of Tenant Improvements. Tenant has personally inspected the Leased Premises and accepts the same "AS IS" without representation or warranty by Landlord of any kind and with the understanding that Landlord shall have no responsibility with respect thereto except to construct in a good and workmanlike manner the improvements designated as Landlord's obligations in the attached Exhibit B, which shall be in accordance with and at the expense of the party indicated on Exhibit B and are based on approved space plans and specifications mutually agreed upon by Landlord and Tenant prior to the execution of this Lease.

         Fifteen (15) days prior to the Commencement Date, Tenant shall have the right and privilege of going onto the Leased Premises to install telephone and furniture and to complete interior decoration work and to prepare the Leased Premises for its occupancy, provided, however, that its schedule in so doing shall be communicated to Landlord and the approval of Landlord secured so as not to interfere with other work of Landlord being carried on at the time; and provided further that Landlord shall have no responsibility or liability whatsoever for any loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises.

         Section 2.03. Surrender of the Premises. Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord in broom-clean condition and in good condition and repair. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord at the time of installation, promptly repair any damage caused by such removal, and restore the Leased Premises to the condition existing prior to the installation of such items. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All Tenant property which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property at Tenant's cost without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

         Section 2.04. Holding Over. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at one hundred fifty percent (150%) of the Monthly Rental Installment in effect at the end of the Lease Term, and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent in such event shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days' prior written notice from Landlord to vacate whether or not said notice is given on the rent paying date. This Section 2.04 shall in no way constitute a consent by Landlord to any holding over by Tenant upon the expiration or earlier termination of this Lease, nor limit Landlord's remedies in such event.

                                ARTICLE 3 - RENT

         Section 3.01. Base Rent. Tenant shall pay to Landlord the Minimum Annual Rent plus the applicable Florida State sales tax in the Monthly Rental Installments, in advance, without deduction or offset, beginning on the Commencement Date and on or before the first day of each and every calendar month thereafter during the Lease Term. The Monthly Rental Installment for partial calendar months shall be prorated. Tenant has deposited with Landlord, upon delivery of this Lease Agreement, an amount equal to Ten Thousand Two Hundred Thirty and 20/100 ($10,230.20) Dollars, which is to be applied toward the first month's Monthly Rental Installment and the applicable Florida State Sales Tax.

         Section 3.02. Additional Rent. In addition to the Minimum Annual Rent Tenant shall pay to Landlord for each calendar year during the Lease Term, as "Additional Rent," Tenant's Proportionate Share of: (a) all costs and expenses incurred by Landlord during the Lease Term for Operating Expenses for the Building and common areas (collectively "Common Area Charges"), estimated to be $2.50 per rentable square foot of the Leased Premises for the first year of the Lease Term; (b) insurance premiums and deductibles (payable by Landlord); and
(c) all Real Estate Taxes (as herein defined).

         "Operating Expenses" shall mean all of Landlord's expenses for operation, repair and maintenance to keep the Building and common areas in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines it would have paid or incurred during such year if the Building had been fully occupied), including, but not limited to, management or administrative fees; utilities; stormwater discharge fees; license, permit, inspection and other fees; fees and assessments imposed by any covenants or owners' association; security services; and maintenance and repair of the driveways, parking areas, exterior lighting, landscaped areas, walkways, curbs, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof and gutters The cost of any capital improvement for the purpose of reducing Operating Expenses shall be amortized over the useful life of such improvement (as reasonably determined by Landlord), and only the amortized portion shall be included in Operating Expenses.

         "Real Estate Taxes" shall include any form of real estate tax or assessment or service payments in lieu thereof, and any license fee, commercial rental tax, improvement bond or other similar charge or tax (other than inheritance, personal income or estate taxes) imposed upon the Building or common areas by any authority having the power to so charge or tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes which at Landlord's option may be calculated as if such contesting work had been performed on a contingent fee basis (whether charged by Landlord's counsel or representative; provided, however, that said fees are reasonably comparable to the fees charged for similar services by others not affiliated with Landlord, but in no event shall fees exceed thirty-three percent (33%) of the good faith estimated tax savings). Additionally, Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all personal property of Tenant contained in the Leased Premises.

         Section 3.03. Payment of Additional Rent. Landlord shall estimate the total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, pro-rated for any partial years. Commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year. In the event of overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Minimum Rent.

         Section 3.04. Late Charges. Tenant acknowledges that Landlord shall incur certain additional unanticipated administrative and legal costs and expenses if Tenant fails to timely pay any payment required hereunder. Therefore, in addition to the other remedies available to Landlord hereunder as set forth in Article 13 herein, if any payment required to be paid by Tenant to Landlord hereunder shall become overdue, such unpaid amount shall bear interest from the due date thereof to the date of payment at the prime rate (as reported in the Wall Street Journal) of interest ("Prime Rate") plus six percent (6%) per annum.

         Section 3.05. Maximum Increase in Operating Expenses. Notwithstanding anything in this Lease to the contrary, Tenant will be responsible for Tenant's Proportionate Share of real estate taxes, including the reasonable costs and expenses of contesting the validity or amount of real estate taxes, service payments in lieu of real estate taxes, insurance premiums, utilities and management or administrative fees applicable to such expenses ("Uncontrollable Expenses"), without regard to the level of increase in any or all of the above in any year or other period of time. Tenant's obligation to pay all other Building Operating Expenses which are not Uncontrollable Expenses (herein "Controllable Expenses") shall be limited to a five percent (5%) per annum increase over the amount of the Controllable Expenses for the immediately preceding calendar year, beginning with the actual Controllable Expenses for the year ending December 31, 2001.


                          ARTICLE 4 - SECURITY DEPOSIT

         Tenant, upon execution of this Lease, shall deposit with Landlord the Security Deposit as security for the performance by Tenant of all of Tenant's obligations contained in this Lease. In the event of a default by Tenant Landlord may apply all or any part of the Security Deposit to cure all or any part of such default; and Tenant agrees to promptly, upon demand, deposit such additional sum with Landlord as may be required to maintain the full amount of the Security Deposit. All sums held by Landlord pursuant to this section shall be without interest. At the end of the Lease Term, provided that there is then no uncured default, Landlord shall return the Security Deposit to Tenant.

                                 ARTICLE 5 - USE

         Section 5.01. Use of Leased Premises. The Leased Premises are to be used by Tenant solely for the Permitted Use and for no other purposes without the prior written consent of Landlord.

         Section 5.02. Covenants of Tenant Regarding Use. Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, (iii) any protective covenants applicable to the Park which are in effect and as may hereafter be adopted and promulgated and (iv) comply with and obey all reasonable directions of the Landlord, including any rules and regulations that may be adopted by Landlord from time to time. Tenant shall not do or permit anything to be done in or about the Leased Premises or common areas which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of its lease or of any rules and regulations. Landlord agrees to enforce such rules and regulations in a non-discriminatory and uniform manner. Tenant shall not overload the floors of the Leased Premises. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand. Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy unless Tenant reimburses Landlord as Additional Rent for any increase in premiums charged. On or before the Commencement Date, Tenant shall take possession of, and, thereafter, continuously occupy the Leased Premises during the term of this Lease, and operate thereon the normal business operations of Tenant. Notwithstanding the foregoing, Tenant may vacate the Leased Premises during the term of this Lease provided (i) Tenant is not otherwise in default hereunder; (ii) Tenant continues to pay rent through the end of the term of the Leased Premises as defined herein, (iii) Tenant adequately secures the Leased Premises to prevent damage, destruction or vandalism to the Leased Premises; (iv) Tenant continues such utilities to the Leased Premises as will prevent any damage to the Leased Premises; (v) Tenant continues to provide insurance for the Leased Premises and Tenant pays any increased premium resulting from a lack of a tenant in the Leased Premises. Therefore, except for physically occupying the Leased Premises, Tenant shall otherwise comply with all its obligations under the Lease, including but not limited to the obligation to pay all rental due hereunder.

         Section 5.03. Landlord's Rights Regarding Use. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the common areas, each of which may be exercised without notice or liability to Tenant, (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem necessary or proper; (b) Landlord shall have the right at any time to control, change or otherwise alter the common areas as it shall deem necessary or proper; and (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time upon reasonable notice (except in an emergency when no notice shall be required), and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be at Tenant's expense, except as provided in Section 7.02 hereof. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES

         Tenant shall obtain in its own name and pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services (at rates that would have been payable if such utilities and services had been directly billed by the utilities or services providers) and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other Building service and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. In the event of utility "deregulation", Tenant shall choose the service provider for the Leased Premises, provided Tenant bears any and all costs associated with any such change of service provider.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS

         Section 7.01. Tenant's Responsibility. During Lease Term, Tenant shall, at its own cost and expense, maintain the Leased Premises in good condition, regularly servicing and promptly making all repairs and replacements thereto, including but not limited to the electrical systems, heating and air conditioning systems, plate glass, floors, windows and doors, sprinkler and plumbing systems, and shall obtain a preventive maintenance contract on the heating, ventilating and air-conditioning systems, and provide Landlord with a copy thereof. The preventive maintenance contract shall meet or exceed Landlord's standard maintenance criteria, shall be between Tenant and a dealer-authorized company acceptable to Landlord and Tenant, and shall, at a minimum provide for an equipment check and tune-up service for the heating, ventilating and air-conditioning systems each spring and fall of each year during the Lease Term. The contract shall also provide for filter lubrication and service every three (3) months during the Lease Term. In the event Tenant fails to maintain the Leased Premises as required herein or fails to commence repairs (requested by Landlord in writing) within thirty (30) days after such request, or fails diligently to proceed thereafter to complete such repairs, Landlord shall have the right in order to preserve the Leased Premises or portion thereof, and/or the appearance thereof, to make such repairs or have a contractor make such repairs and charge Tenant for the cost thereof as additional rent, together with interest at the rate of twelve percent (12%) per annum from the date of making such payments.

         Section 7.02. Landlord's Responsibility. During Lease Term, Landlord shall maintain in good condition and repair, and replace as necessary, the roof, exterior walls, foundation and structural frame of the Building and the parking and landscaped areas, the costs of which shall be included in Operating Expenses. In the event there is a leakage in the windows, doors, sprinkler or plumbing systems that is directly and solely the result of Landlord's negligence or failure to maintain such items, Landlord shall make such repairs at Landlord's sole cost and expense. Provided, however, that to the extent any of the foregoing items require repair because of the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs solely at Tenant's expense.

         Section 7.03. Alterations. Tenant shall not permit alterations in or to the Leased Premises unless and until the plans and the contractor have been approved by Landlord in writing. As a condition of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. In the event Landlord's consent is required for an alteration, Landlord will notify Tenant at the time it gives consent whether the alteration must be removed at the termination of this Lease. Tenant shall ensure that all alterations shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and of quality equal to or better than the original construction of the Building. Upon completion of the work, Tenant shall provide lien waivers from the subcontractors or a final affidavit of lien waiver from the general contractor, and such lien waiver shall be in a form acceptable to Landlord.) No person shall be entitled to any lien derived through or under Tenant for any labor or material furnished to the Leased Premises, and nothing in this Lease shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for or material claimed to have been furnished to Tenant, Tenant shall cause such lien to be discharged of record within thirty (30) days after filing. Tenant shall indemnify Landlord from all costs, losses, expenses and attorneys' fees in connection with any construction or alteration and any related lien.

                              ARTICLE 8 - CASUALTY

         Section 8.01. Casualty. In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Leased Premises; provided, however, Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord, if any. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the casualty date; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days' written notice to the other party, terminate this Lease with respect to matters thereafter accruing. Tenant waives any right under applicable laws inconsistent with the terms of this paragraph and in the event of a destruction agrees to accept any offer by Landlord to provide Tenant with comparable space within the project in which the Leased Premises are located on the same terms as this Lease. Notwithstanding the provisions of this paragraph, if any such damage or destruction occurs within the final two (2) years of the term hereof, then Landlord, in its sole discretion, may, without regard to the aforesaid 180-day period, terminate this Lease by written notice to Tenant.

         Section 8.02. All Risk Coverage Insurance. During the Lease Term, Landlord shall maintain all risk coverage insurance on the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of Section 9.01, Landlord shall not be liable for any damage to Tenant's property, regardless of cause, except for the negligence of Landlord and its employees, agents and invitees. Tenant hereby expressly waives any right of recovery against Landlord for damage to any property of Tenant located in or about the Leased Premises, however caused, except for the negligence of Landlord and its employees, agents and invitees. Notwithstanding the provisions of
Section 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building which is insured against under Landlord's all risk coverage insurance. All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease.

                         ARTICLE 9 - LIABILITY INSURANCE

         Section 9.01. Tenant's Responsibility. Landlord shall not be liable to Tenant or to any other person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the common areas, or (ii) the occurrence of any accident in or about the Leased Premises or the common areas, or (iii) any act or neglect of Tenant or any other tenant or occupant of the Building or of any other person, unless such damage, injury or death is directly and solely the result of Landlord's negligence; and Tenant hereby releases Landlord from any and all liability for the same. Tenant shall be liable for, and shall indemnify and defend Landlord from, any and all liability for (i) any act or neglect of Tenant and any person coming on the Leased Premises or common areas by the license of Tenant, express or implied,
(ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except for any loss or damage covered by Landlord's all risk coverage insurance as provided in Section
8.02 and except for that caused solely and directly by Landlord's negligence. This provision shall survive the expiration or earlier termination of this Lease.

         Section 9.02. Tenant's Insurance. Tenant shall carry general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.       Worker's Compensation: minimum statutory amount.

B. Commercial General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $3,000,000 Combined Single Limit for both bodily injury and property damage.

C. All Risk Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

D.       Business interruption insurance.

The insurance policies shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be canceled on less than thirty (30) days' prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverages on or before the Commencement Date. If Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord may obtain such insurance and collect the cost thereof from Tenant.

         Section 9.03. Landlord's Responsibility. Landlord shall assume the risk of, be responsible for, have the obligation to insure against, and indemnify Tenant and hold it harmless from any and all liability for any loss of or damage or injury to any person (including death resulting therefrom) or property (other than Tenant's property as provided in Section 8.02) occurring in, on or about the Common Areas, regardless of cause, except for that caused by the sole negligence of Tenant or its employees, agents, customers or invitees; and Landlord hereby releases Tenant from any and all liability for the same. Landlord's obligation to indemnify Tenant hereunder shall include the duty to defend against any claims asserted by reason of such loss, damage or injury and to pay any judgments, settlements, costs, fees and expenses, including reasonable attorneys' fees, incurred in connection therewith. This provision shall survive the expiration or earlier termination of this Lease.

                           ARTICLE 10 - EMINENT DOMAIN

         If all or any substantial part of the Building or common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant on or before the date that actual possession thereof is so taken. If all or any part of the Leased Premises shall be acquired by the exercise of eminent domain so that the Leased Premises shall become impractical for Tenant to use for the Permitted Use, Tenant may terminate this Lease as of the date that actual possession thereof is so taken by giving written notice to Landlord. All damages awarded shall belong to Landlord; provided, however, that Tenant may claim dislocation damages or other claims provided it is permitted by the condemning authority and such amount does not subtract or diminish from Landlord's award.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE

         Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or denied (provided that it shall not be unreasonable for Landlord to withhold or deny its consent with respect to any proposed assignment or subletting to a third party that is already a tenant in the Building or the Park, unless Landlord cannot accommodate the space requirements of such third party). In the event of any assignment or subletting, Tenant shall remain primarily liable hereunder, and any extension, expansion, rights of first offer, rights of first refusal or other options granted to Tenant under this Lease shall be rendered void and of no further force or effect. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises. Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's opinion (i) the Leased Premises are or may be in any way adversely affected; (ii) the business reputation of the proposed assignee or subtenant is unacceptable; or (iii) the financial worth of the proposed assignee or subtenant is insufficient to meet the obligations hereunder. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is less than eighty five percent (85%) of the then current rent for similar space within the Park. In the event that Tenant sublets the Leased Premises or any part thereof, or assigns this Lease and at any time receives rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 50% of the gross excess, net of Tenant's reasonable costs for brokerage, advertising, legal and renovation, in such rent as such rent is received by Tenant and 50% of any other consideration received by Tenant from such subtenant in connection with such sublease or, in the case of any assignment of this Lease by Tenant, Landlord shall receive 50% of any consideration paid to Tenant by such assignee in connection with such assignment.

                       ARTICLE 12 - TRANSFERS BY LANDLORD

         Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or in the case of a subsequent transfer, the transferor shall, after the date of such transfer, be automatically released from all personal liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder, and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations. Within ten (10) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost, any instrument which Landlord deems necessary or desirable to confirm the subordination of this Lease and an estoppel certificate in such form as Landlord may reasonably request certifying (i) that this Lease is in full force and effect and unmodified or stating the nature of any modification, (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults or specifying such defaults if any are claimed, and (iv) any other matters or state of facts reasonably required respecting the Lease. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of the Building. Notwithstanding the foregoing, if the mortgagee shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in default.

                         ARTICLE 13 - DEFAULT AND REMEDY

         Section 13.01. Default. The occurrence of any of the following shall be a "Default":

         (a) Tenant fails to pay any Monthly Rental Installment or Additional Rent within five (5) business days after written notice thereof from Landlord that the same is due, or Tenant fails to pay any other amounts due Landlord from Tenant within ten (10) days after written notice thereof from Landlord that the same is due. Tenant hereby expressly waives any additional notice required under
Section 83.20 of the Florida Statutes.

         (b) Tenant fails to perform or observe any other term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

         (c) Tenant shall assign or sublet all or a portion of the Leased Premises in contravention of the provisions of Article 11 of this Lease.

         (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant is insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; or, dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

         Section 13.02. Remedies. Upon the occurrence of any Default, Landlord shall have the following rights and remedies, in addition to those allowed by law or in equity, any one or more of which may be exercised without further notice to Tenant:

         (a) Landlord may apply the Security Deposit or re-enter the Leased Premises and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

         (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such Default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (discounted at the Prime Rate) of all rent which would have been due under this Lease for the balance of the Lease Term to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's default ("Default Damages"), which shall include reasonable expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, brokers' commissions and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease. Landlord agrees to use reasonable efforts to mitigate its damages hereunder. Tenant acknowledges that Landlord has other spaces to lease and shall be allowed to lease all other spaces first.

         (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the present value (discounted at the Prime Rate) of the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

         (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the Default.

         Section 13.03. Landlord's Default and Tenant's Remedies. Landlord shall be in default if it fails to perform any term, condition, covenant or obligation required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is such that it cannot reasonably be performed within thirty (30) days, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss directly resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any sums due hereunder.

         Section 13.04. Limitation of Landlord's Liability. If Landlord shall fail to perform any term, condition, covenant or obligation required to be performed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment.

         Section 13.05. Nonwaiver of Defaults. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall constitute a waiver thereof or affect its right thereafter to exercise or enforce such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction. No act or omission by Landlord or its employees or agents during the Lease Term shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

         Section 13.06. Attorneys' Fees. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party obtains a judgment against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for reasonable attorneys' fees incurred in connection therewith.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT

         Landlord shall have the right upon at least ninety (90) days' prior written notice to Tenant to relocate Tenant and to substitute for the Leased Premises other space in the Building or in the Park containing at least as much rentable area and available parking as the Leased Premises. Such substituted space shall be improved by Landlord, at its expense, with improvements at least equal in quantity and quality to those in the Leased Premises. Landlord shall reimburse Tenant for all reasonable expenses incurred with and caused by such relocation, including, but not limited to, the costs to physically move Tenant's furniture and equipment, computer cabling, telephone wiring, stationery and business card costs and miscellaneous utility connection fees. In no event shall Landlord be liable to Tenant for any consequential damages as a result of any such relocation, including, but not limited to, loss of business income or opportunity.

                 ARTICLE 15 - TENANT'S RESPONSIBILITY REGARDING
                  ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.

         Section 15.01. Definitions.

         (a) "Environmental Laws" - All present or future federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, the rules and regulations of the Federal Environmental Protection Agency or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

         (b) "Hazardous Substances" - Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" under Environmental Laws and petroleum products.

         Section 15.02. Compliance. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws including any notice from any source issued pursuant to the Environmental Laws or issued by any insurance company which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises whether such notice shall be served upon Landlord or Tenant.

         Section 15.03. Restrictions on Tenant. Tenant shall operate its business and maintain the Leased Premises in compliance with all Environmental Laws. Tenant shall not cause or permit the use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for its Permitted Use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

         Section 15.04. Notices, Affidavits, Etc. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or (ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to
(i) and (ii) above from any source. Tenant shall execute affidavits, representations and the like within five (5) days of Landlord's request therefor concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

         Section 15.05. Landlord's Rights. Landlord and its agents shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

         Section 15.06. Tenant's Indemnification. Tenant shall indemnify Landlord and Landlord's managing agent from any and all claims, losses, liabilities, costs, expenses and damages, including attorneys' fees, costs of testing and remediation costs, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 15. The covenants and obligations under this Article 15 shall survive the expiration or earlier termination of this Lease.

         Section 15.07. Landlord's Representation. Notwithstanding anything contained in this Article 15 to the contrary, Tenant shall not have any liability to Landlord under this Article 15 resulting from any conditions existing, or events occurring, or any Hazardous Substances existing or generated, at, in, on, under or in connection with the Leased Premises prior to the Commencement Date of this Lease except to the extent Tenant exacerbates the same.

                           ARTICLE 16 - MISCELLANEOUS

         Section 16.01. Benefit of Landlord and Tenant. This Lease shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

         Section 16.02. Governing Law. This Lease shall be governed in accordance with the laws of the State where the Building is located.

         Section 16.03. Guaranty. In consideration of Landlord's leasing the Leased Premises to Tenant, Tenant shall provide Landlord with a Guaranty of Lease executed by the guarantor(s) described in the Basic Lease Provisions, if any.

         Section 16.04. Force Majeure. Landlord and Tenant (except with respect to the payment of any monetary obligation, unless otherwise specifically allowed for herein) shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including but not limited to work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; unusual weather conditions; or acts or omissions of governmental or political bodies.

         Section 16.05. Examination of Lease. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

         Section 16.06. Indemnification for Leasing Commissions. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are the Brokers. Each party shall indemnify the other from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be entitled thereto. The parties acknowledge that certain officers, directors, shareholders, or partners of Landlord or its general partner(s), are licensed real estate brokers and/or salesmen under the laws of the State of Florida. Tenant consents to such parties acting in such dual capacities.

         Section 16.07. Notices. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to the party who is to receive such notice at the address specified in Article 1. If delivered in person, notice shall be deemed given as of the delivery date. If sent by overnight courier, notice shall be deemed given as of the first business day after sending. If mailed, the notice shall be deemed to have been given on the date which is three business days after mailing. Either party may change its address by giving written notice thereof to the other party.

         Section 16.08. Partial Invalidity; Complete Agreement. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions shall remain in full force and effect. This Lease represents the entire agreement between Landlord and Tenant covering everything agreed upon or understood in this transaction. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof or in effect between the parties. No change or addition shall be made to this Lease except by a written agreement executed by Landlord and Tenant.

         Section 16.09. Financial Statements. In the event of Tenant default during the Lease Term and any extensions thereof, Tenant shall provide to Landlord, within fifteen (15) days from Landlord's written request, a copy of Tenant's most recent financial statements (certified and audited if the Minimum Annual Rent hereunder exceeds $100,000) prepared as of the end of Tenant's fiscal year. Such financial statements shall be signed by Tenant who shall attest to the truth and accuracy of the information set forth in such statements. All financial statements provided by Tenant to Landlord hereunder shall be prepared in conformity with generally accepted accounting principles, consistently applied.

         Section 16.10. Signage. Landlord shall have the right to approve the placing of signs and the size and quality of the same. Tenant shall place no exterior signs on the Leased Premises without the prior written consent of Landlord. Any signs not in conformity with the Lease may be immediately removed by Landlord.

         Section 16.11. Consent. Where the consent of a party is required, such consent will not be unreasonably withheld.

         Section 16.12. Parking. Tenant shall be entitled to use on a non-exclusive basis 7 parking spaces per thousand square feet of Leased Premises and shall park in common with other tenants of Landlord. Subject to the immediately preceding sentence, Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Tenant and other tenants. There will be no assigned parking unless Landlord, in its sole discretion, may deem advisable. No vehicle may be repaired or serviced in the parking area and any vehicle deemed abandoned by Landlord will be towed from the project and all costs therein shall be borne by the Tenant. All driveways, ingress and egress, and all parking spaces are for the joint use of all tenants. There shall be no parking permitted on any of the streets or roadways located within the Park.

         Section 16.13. Time. Time is of the essence of each term and provision of this Lease.

         Section 16.14. Representations and Warranties. The undersigned represent and warrant that (i) such party is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the state under which it was organized; (ii) the Tenant is authorized to do business in the State where the Building is located; and (iii) the individual executing and delivering this Lease has been properly authorized to do so, and such execution and delivery shall bind such party.

         Section 16.15. Radon Gas. Radon Gas is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.









                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

           IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


Signed, sealed and delivered        LANDLORD:
as to Landlord, in the
presence of:                        DUKE-WEEKS REALTY LIMITED
                                    PARTNERSHIP, an Indiana limited partnership

___________________________
Unofficial Witness                          By:  Duke-Weeks Realty Corporation,
                                                 its General Partner

___________________________                        By:_________________________
Unofficial Witness                                 Name:_______________________
                                                   Title:______________________

___________________________
Notary Public



Signed, sealed and delivered        TENANT:
as to Tenant, in the
presence of:
                                    ASSET ACCEPTANCE CORP.

___________________________
Unofficial Witness
                                             By:_________________________
                                             Name:_______________________
___________________________                  Title:______________________
Unofficial Witness

                                             Attest:_____________________
___________________________                  Name:_______________________
Notary Public                                Title:______________________


                                                    (CORPORATE SEAL)

                                   EXHIBIT "C"

                             LETTER OF UNDERSTANDING



Duke-Weeks Realty Limited Partnership, an Indiana limited partnership
Attention:  PM NAME
Address
City, State Zip


            RE: Lease between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, AN INDIANA LIMITED PARTNERSHIP ("Landlord") and [COMPNAME] ("Tenant") for the Leased Premises located at [ADDRESS1], [ADDRESS2], [CITY], [STATE], [ZIP] (the "Leased
            Premises"), dated LEASE START DATE ( the "Lease").


Dear [Prefix] [FirstName] [LastName]:

         The undersigned, on behalf of the Tenant, certifies to the Landlord as follows:

         1. The Commencement Date under the Lease is [COMMENCEDT].

         2. The Rent Commencement Date is [RENTCOMMENCEDT].

         3. The Expiration Date of the Lease is [LEASEENDDT].

         4. The Lease (including amendments or guaranty, if any) is the entire agreement between Landlord and Tenant as to the leasing of the Leased Premises and is in full force and effect.

         5. The Landlord has completed the improvements designated as Landlord's obligation under the Lease, if any, and Tenant has accepted the Leased Premises as of the Commencement Date.

         6. To the best of the undersigned's knowledge, there are no uncured events of default by either Tenant or Landlord under the Lease.

         IN WITNESS WHEREOF, the undersigned has caused this Letter of Understanding to be executed this ____ day of ___________, 2000.


                                        ______________________________________

                                        By:___________________________________

                                        Printed Name:_________________________

                                        Title: _______________________________

                                   EXHIBIT "D"

                              SPECIAL STIPULATIONS



OPTION TO RENEW:


         A. Option to Renew. Provided that (i) there has not been an event of Default beyond any applicable cure periods at any time during the Lease Term,
(ii) the creditworthiness of Tenant is materially the same as or better than on the Commencement Date, and (iii) Tenant named herein remains in possession of and has been continuously operating in substantially the entire Leased Premises throughout the Lease Term, Tenant shall have the option to extend the Lease Term for two (2) five (5) year terms (each an "Extension Term"). Each Extension Term shall be upon the same terms and conditions contained in the Lease except the Minimum Annual Rent for such Extension Term shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord, no later than one hundred eighty (180) days prior to the expiration of the then current term thereof, written notice of Tenant's desire to extend the term of the Lease. Unless Landlord otherwise agrees in writing, Tenant's failure to timely exercise such option shall waive it. Landlord shall notify Tenant of the amount of the rent adjustment no later than thirty (30) days from receipt of Tenant's Notice to exercise the Extension Term. Within thirty (30) days thereafter, Tenant shall inform Landlord of its intention to so extend the Lease Term at the quoted rent adjustment. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease (or, at Landlord's option, a new lease on the form then in use for the Building) reflecting the terms and conditions of the Extension Term.

         B. Market Rent Adjustment. The Minimum Annual Rent for each Extension Term shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity provided, however, that in no event shall the Minimum Annual Rent during the Extension Term be less than the highest Minimum Annual Rent payable during the Lease Term. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

RIGHT OF FIRST REFUSAL:

         Provided that (i) there has not been an event of Default beyond any applicable cure periods at any time during the Lease Term, (ii) the creditworthiness of Tenant is materially the same as or better than on the Commencement Date, and (iii) Tenant named herein remains in possession of and has been continuously operating in substantially the entire Leased Premises throughout the Lease Term, and subject to any rights of other tenants to the Refusal Space, as defined below, Tenant shall have a right of first refusal (the "Refusal Option") to lease additional space in the Building (the "Refusal Space"). Landlord shall notify Tenant in writing ("Landlord's Notice") of the availability of available space located within the Building containing approximately 10,000 rentable square feet of space, as more particularly depicted on Exhibit "A" (the "Refusal Space") before entering into a lease with a third party for such Refusal Space. Tenant shall have five (5) business days from its receipt of Landlord's Notice to deliver to Landlord a written acceptance agreeing to lease the Refusal Space on the terms and conditions contained in Landlord's Notice. In the event Tenant fails to notify Landlord of its acceptance within said five (5) day period, such failure shall be conclusively deemed a waiver of Tenant's Right of First Refusal and a rejection of the Refusal Space, whereupon Tenant shall have no further rights with respect to the Refusal Space and Landlord shall be free to lease the Refusal Space to a third party. In the event Tenant accepts the Refusal Space on the terms and conditions specified in the Landlord's Notice, the term for the Refusal Space shall be coterminous with the term for the original Leased Premises; provided, however, that the minimum term for the Refusal Space shall be thirty-six (36) months and the Term for the original Leased Premises shall be extended, to be coterminous with the term for the Refusal Space. The Minimum Annual Rent for the Refusal Space shall be equal to the rate which is then being quoted by Landlord to prospective new tenants for the Refusal Space, , provided, however, that in no event shall Tenant's Minimum Annual Rent per square foot for the Refusal Space be less than the highest Minimum Annual Rent per square foot payable during the original Lease Term for the original Leased Premises. The Minimum Annual Rent for the original Leased Premises during any such extended term shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity, provided, however, that in no event shall the Minimum Annual Rent during such extended term be less than the highest Minimum Annual Rent payable during the Lease Term for the original Leased Premises.

EXPANSION OPTION

         Provided that (i) there has not been an event of Default beyond any applicable cure periods at any time during the Lease Term, (ii) the creditworthiness of Tenant is materially the same as or better than on the Commencement Date, and (iii) Tenant does not exercise its Right of First Offer as set forth hereinabove, Tenant shall have the option, exercisable after the thirty sixth (36th) month of the Lease Term, to relocate to other premises owned by Landlord within the Park meeting Tenant's space requirements. The expansion space must be 5,000 square feet more than the Leased Premises. The lease term for the expansion space shall be a minimum of five (5) years and shall be on terms and conditions mutually acceptable to Landlord and Tenant. Tenant shall not be required to pay a penalty in connection with a termination of this Lease. In no event shall Landlord be required to terminate this Lease in order to relocate Tenant to any place other than another building owned by Landlord, as described above.

                                    EXHIBIT A

                                   Site Plan

                                    EXHIBIT B

                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "First Amendment") is made as of the 2nd day of March 2001, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Landlord") and ASSET ACCEPTANCE CORP., a Nevada corporation (hereinafter referred to as "Tenant").


                                   WITNESSETH:


         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 14, 2000, (hereinafter referred to as the "Agreement") for the lease of 10,000 square feet of office space at 563 Lake Kathy Drive, Brandon, Florida which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Existing Premises"); and

         WHEREAS, Landlord and Tenant desire to enter into this First Amendment in order to provide for a correction in the square footage of the Existing Premises and to amend the rental accordingly upon terms and conditions mutually accepted to Landlord and Tenant;

         WHEREAS, Tenant desires to lease an additional 11,050 square feet of office space at 563 Lake Kathy Drive, Brandon, Florida as shown on the plan attached hereto as Exhibit "A" (hereinafter the "Additional Space"); and

         WHEREAS, Landlord and Tenant desire to enter into this First Amendment in order to provide for a correction in the square footage of the Existing Premises, to provide for said expansion of the Existing Premises to amend the rental rate for the entire Leased Premises accordingly upon terms and conditions mutually accepted to Landlord and Tenant;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. The Agreement is hereby amended to reflect a correction in the measurement of the square footage of the Existing Premises and to provide for the lease by Tenant of 10,700 rentable square feet of office space and shall hereafter constitute the Existing Premises for all purposes under the Agreement.

         2. Effective on the later of (i) April 15, 2001 or (ii) the date of Substantial Completion of the improvements to the Additional Space (hereinafter referred to as the "Additional Space Commencement Date") and continuing until midnight on December 14, 2006, Tenant shall lease, on all the same terms, covenants and conditions as the Agreement except as hereinafter provided, the Additiona1 Space, which together with the Existing Premises equals a total of 21,750 square feet (the Additional Space and the Existing Premises shall be collectively hereinafter referred to as the "Leased Premises" and for all purposes of the Agreement, the definition of the "Leased Premises" shall be deemed to mean the Leased Premises as amended hereby). Provided, however, in the event the Additional Space Commencement Date is delayed due to Tenant Delays (as hereinafter defined), then Tenant shall commence payment of rent as set forth herein on the date that the Additional Space Commencement Date would have occurred but for the Tenant Delays. "Tenant Delays", as used herein, shall mean and refer to delays directly or substantially attributable to or caused by Tenant or Tenant's employees or agents. "Substantial Completion" shall mean completion of construction of the improvements to the Additional Space as set forth on the plans and specifications attached hereto as Exhibit "B". Landlord agrees to provide to Tenant at least five (5) days prior written notice of the date on which it expects to achieve Substantial Completion.

         3. Effective April 15, 2001, Sections 1.01 D. and 1.01 E. of the Agreement are hereby deleted in their entirety and the following inserted in lieu thereof:

D.       Minimum Annual Rent:

                  Months 01 - 03            Abated Monthly Rental Installments
                  Month  04                 $10,254.17 (1 month rental)
                  Months 05 - 07            $30,762.50 (3 months rental)
                  Months 08 - 12            $103,067.71 (5 months rental)
                  Months 13 - 24            $254,864.50
                  Months 25 - 36            $262,584.00
                  Months 37 - 48            $270,521.00
                  Months 49 - 60            $278,568.50
                  Months 61 - 72            $286,940.50

         (Rent does not include applicable Florida State Sales Tax or Additional
         Rent)

E.       Monthly Rental Installments:

                  Months 01 - 03            Abated Monthly Rental Installments
                  Months 04 - 07            $10,254.17 per month
                  Months 08 - 12            $20,613.54 per month
                  Months 13 - 24            $21,238.70 per month
                  Months 25 - 36            $21,882.00 per month
                  Months 37 - 48            $22,543.41 per month
                  Months 49 - 60            $23,214.04 per month
                  Months 61 - 72            $23,911.70 per month

         (Rent does not include applicable Florida State Sales Tax or Additional
         Rent)

         4. Landlord shall deliver the Additional Space to Tenant on an "as is" "where is" basis. Landlord shall construct in a good and workmanlike manner the improvements to the Additional Space designated as Landlord's obligations in the attached Exhibit "B".

         5. Effective April 15, 2001, Section 1.01 C. of the Agreement is hereby amended to provide that Tenant's Proportionate Share shall equal 37.4%, which is calculated by dividing the total rentable square footage of the Leased Premises (21,750 sq. ft.) by the total rentable square footage of the Building (58,210 sq. ft.).

         6. The Right of First Refusal as contained in Exhibit "D" of the Agreement is hereby amended to provide that Tenant has exercised it's Right of First Refusal to the Refusal Space as described therein. The Agreement is further amended to provide that Tenant shall have an additional Right of First Refusal to lease 3,953 rentable square feet of space, as more particularly depicted on Exhibit "A" attached hereto (the "Second Refusal Space"). The Second Refusal Space shall be available to Tenant under all the terms and conditions as set forth in Exhibit "D", Right of First Refusal, of the original Least Agreement.

         7. Provided that (i) Tenant has not been in Default beyond any applicable cure periods at any time during the Agreement, (ii) the creditworthiness of Tenant is materially the same as or better than on the Commencement Date, (iii) Tenant named herein remains in possession of and has been continuously operating in substantially the entire Leased Premises throughout the Lease Term and (iv) the current use of the Leased Premises is consistent with the Permitted Use thereunder, and subject to any rights of other tenants to the Right of First Offer Space, Landlord shall notify Tenant in writing ("Landlord's Notice") of the availability of available space located within the Building containing approximately 8,262 rentable square feet of space, as more particularly depicted on Exhibit "A" (the "Right of First Offer Space") before marketing such Right of First Offer Space. Tenant shall have five
(5) business days from its receipt of Landlord's Notice to deliver to Landlord a written acceptance agreeing to lease the Right of First Offer Space on the terms and conditions contained in Landlord's Notice. In the event Tenant fails to notify Landlord of its acceptance within said five (5) day period, then this Right of First Offer shall remain in effect and shall not be deemed a waiver of Tenant's Right of First Offer, however Landlord shall be free to lease the Right of First Offer Space to a third party. In the event Tenant accepts the Right of First Offer Space on the terms and conditions specified in the Landlord's Notice, the term for the Right of First Offer Space shall be coterminous with the term for the original Leased Premises; provided, however, that the minimum term for the Right of First Offer Space shall be thirty-six (36) months and the Term for the original Leased Premises shall be extended, to be coterminous with the term for the Right of First Offer Space. The Minimum Annual Rent for the Right of First Offer Space shall be equal to the rate which is then being quoted by Landlord to prospective new tenants for the Right of First Offer Space, provided, however, that in no event shall Tenant's Minimum Annual Rent per square foot for the Right of First Offer Space be less than the highest Minimum Annual Rent per square foot payable during the original Lease Term for the original Leased Premises. The Minimum Annual Rent for the original Leased Premises during any such extended term shall be an amount equal to the Minimum Annual Rent then being quoted by Landlord to prospective new tenants of the Building for space of comparable size and quality and with similar or equivalent improvements as are found in the Building, and if none, then in similar buildings in the vicinity, provided, however, that in no event shall the Minimum Annual Rent during such extended term be less than the highest Minimum Annual Rent payable during the Lease Term for the original Leased Premises.

         8. The Expansion Option as contained in Exhibit D of the Agreement is hereby amended to provide that the expansion space as described in that paragraph must be at least fifty (50%) more square footage than the Leased Premises as defined herein. All other terms and conditions of the Expansion Option paragraph shall remain in full force and effect.

         9. Except as expressly modified by this First Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         10. In the event a provision of this First Amendment conflicts with a provision of the Agreement, the First Amendment shall supersede and control.

         11. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

         12. This First Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         13. This First Amendment has been executed and shall be construed under the laws of the State of Florida.

         IN WITNESS WHEREOF, the undersigned have caused this First Amendment to be executed under seal and delivered as of the day and year first above written.


                                        LANDLORD:

                                        DUKE-WEEKS REALTY LIMITED
Signed, sealed and delivered            PARTNERSHIP, an Indiana limited
as to Landlord, in the                  partnership
presence of:
                                             By:  Duke-Weeks Realty Corporation,
                                                  its General Partner
/s/ Susan Ngz
Unofficial Witness                           By:    /s/ Moses L. Salcido
                                             Name:  Moses L. Salcido
                                             Title: Senior Vice President
/s/ Carlita D. Awooten
Unofficial Witness



Signed, sealed and delivered            TENANT:
as to Tenant, in the
presence of:                            ASSET ACCEPTANCE CORP.


/s/ Heather Reitzel                          By:    /s/ Rufus H. Reitzel
Unofficial Witness                           Name:  Rufus H. Reitzel
                                             Title: C.E.O. A.A.C.

/s/ Mia Kain
Unofficial Witness                      ATTEST:

                                              By: _____________________________
                                              Name: ___________________________
                                              Title: __________________________

                                                     [Corporate Seal]

                                   EXHIBIT "A"
                             To The First Amendment

                                    EXHIBIT B
                               Tenant Improvements
                              to "Additional Space"

                       SECOND AMENDMENT TO LEASE AGREEMENT

         THIS SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the "Second Amendment") is made as of the ________ day of __________ 2001, by and between DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (hereinafter referred to as "Landlord") and ASSET ACCEPTANCE CORP., a Nevada corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated September 14, 2000, as amended by that certain First Amendment to Lease Agreement dated March 2, 2001 (hereinafter collectively referred to as the "Agreement") for the lease of 21,750 square feet of office space at 563 Lake Kathy Drive, Brandon, Florida which is more particularly described in Exhibit "A" to the Agreement and certain easements, rights and privileges appurtenant thereto (hereinafter referred to as the "Existing Premises"); and

         WHEREAS, Tenant desires to exercise its Right of First Refusal as provided in that certain First Amendment to Lease Agreement for the lease of an additional 3,953 square feet of office space at 563 Lake Kathy Drive, Brandon, Florida, defined as the Second Refusal Space and as shown on the plan attached hereto as Exhibit "A" (hereinafter the "Additional Premises"); and

         WHEREAS, Landlord and Tenant desire to enter into this Second Amendment in order to provide for the exercise of Tenant's Right of First Refusal for the Additional Premises on terms and conditions mutually accepted to Landlord and Tenant;

         NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by Landlord and Tenant to one another, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Landlord and Tenant, Landlord and Tenant amend the Agreement as follows:

         1. Effective on the earlier of (i) July 15, 2001 or (ii) the date of Substantial Completion of the improvements to the Additional Premises (hereinafter referred to as the "Additional Premises Commencement Date") and continuing until midnight on December 14, 2006, Tenant shall lease, on all the same terms, covenants and conditions as the Agreement except as hereinafter provided, the Additional Premises, which together with the Existing Premises equals a total of 25,703 square feet (the Additional Premises and the Existing Premises shall be collectively hereinafter referred to as the "Leased Premises" and for all purposes of the Agreement, the definition of the "Leased Premises" shall be deemed to mean the Leased Premises as amended hereby). Provided, however, in the event the Additional Premises Commencement Date is delayed due to Tenant Delays (as hereinafter defined), then Tenant shall commence payment of rent as set forth herein on the date that the Additional Premises Commencement Date would have occurred but for the Tenant Delays. "Tenant Delays", as used herein, shall mean and refer to delays directly or substantially attributable to or caused by Tenant or Tenant's employees or agents. "Substantial Completion" shall mean completion of construction of the improvements to the Additional Premises as set forth on the plans and specifications attached hereto as Exhibit "B". Landlord agrees to provide to Tenant at least five (5) days prior written notice of the date on which it expects to achieve Substantial Completion.

         3. Sections 1.01 D. and 1.01 E. of the Agreement are hereby deleted in their entirety and the following inserted in lieu thereof:

D.       Minimum Annual Rent:
         Existing Premises (21, 750 sq. ft.)

                  Months 01 -- 03           Abated Monthly Rental Installments
                  Month  04                 $10,254.17 (1 month rental)
                  Months 05 -- 07           $30,762.50 (3 months rental)

         Total Leased Premises (25,703 sq.ft.)

                  Months 08 -- 12           $121,597.40 (5 months rental)
                  Months 13 -- 24           $300,679.68 per year
                  Months 25 -- 36           $309,782.88 per year
                  Months 37 -- 48           $319,103.28 per year
                  Months 49 -- 60           $328,613.52 per year
                  Months 61 -- 72           $338,487.48 per year

         (Rent does not include applicable Florida State Sales Tax or Additional
         Rent)

E.       Monthly Rental Installments:
         Existing Premises (21, 750 sq. ft.)

                  Months 01 - 03            Abated Monthly Rental Installments

                  Months 04 -- 07           $10,254.17 per month

         Total Leased Premises (25,703 sq.ft.)

                  Months 08 -- 12           $24,319.48 per month
                  Months 13 -- 24           $25,056.64 per month
                  Months 25 -- 36           $25,815.24 per month
                  Months 37 -- 48           $26,591.94 per month
                  Months 49 -- 60           $27,384.46 per month
                  Months 61 -- 72           $28,207.29 per month

         (Rent does not include applicable Florida State Sales Tax or Additional
         Rent)

         4. Landlord shall deliver the Additional Premises to Tenant on an "as is" "where is" basis. Landlord shall construct in a good and workmanlike manner the improvements to the Additional Space designated as Landlord's obligations in the attached Exhibit "B".

         5. Tenant, upon execution of this Second Amendment to Lease Agreement, shall deposit with Landlord the sum of Four Thousand and 00/100 ($4,000.00) Dollars as additional security for the Leased Premises. Section 1.01 I of the Agreement is hereby amended to provide that the Security Deposit shall equal Fifteen Thousand Eight Hundred Fifty Eight and 14/100 ($15,858.14) Dollars.

         6. Effective on the Additional Premises Commencement Date, the Agreement is hereby amended to provide that Tenant's Proportionate Share shall equal 44.2%, which is calculated by dividing the total rentable square footage of the Leased Premises (25,703 sq.ft.) by the total rentable square footage of the Building (58,210 sq.ft.).

         7. Paragraph 7 of the First Amendment to Lease Agreement is hereby deleted in its entirety and Tenant shall have no further rights to the Right of First Offer Space as defined therein.

         8. Except as expressly modified by this Second Amendment, all provisions, terms and conditions of the Agreement shall remain in full force and effect.

         9. In the event a provision of this Second Amendment conflicts with a provision of the Agreement, the Second Amendment shall supersede and control.

         10. All terms and phrases used herein shall have the same meaning as assigned to them in the Agreement.

         11. This Second Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant, and their respective legal representatives, successors and assigns.

         12. This Second Amendment has been executed and shall be construed under the laws of the State of Florida.

IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be executed under seal and delivered as of the day and year first above written.


                                    LANDLORD:

                                    DUKE-WEEKS REALTY LIMITED PARTNERSHIP, an
                                    Indiana limited partnership
Signed, sealed and delivered
as to Landlord, in the
presence of:
                                             By:  Duke-Weeks Realty Corporation,
                                                  its General Partner
___________________________
Unofficial Witness                           By:_________________________
                                             Name:_______________________
                                             Title:______________________
___________________________
Unofficial Witness



Signed, sealed and delivered        TENANT:
as to Tenant, in the
presence of:                        ASSET ACCEPTANCE CORP.


___________________________                  By:_________________________
Unofficial Witness                           Name:_______________________
                                             Title:______________________

___________________________
Unofficial Witness                  ATTEST:

                                             By:_________________________
                                             Name:_______________________
                                             Title:______________________

                                                       [Corporate Seal]

                                   EXHIBIT A
                            TO THE SECOND AMENDMENT

                                  [FLOOR PLAN]

                                   EXHIBIT B
                            TO THE SECOND AMENDMENT

Landlord to provide, at its sole cost, tenant improvements to the Additional Space in accordance to space planning and programming to be completed and mutually agreed to by Landlord and Tenant no later than May 15, 2001, and provided said Tenant Improvements shall be commensurate in design and quality with the Existing Premises.